Void after 5:00 p.m., Orlando, Florida time, on February 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     ---------------------------------------

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED


         1. Grant of Warrant.  This is to certify that, for value received,  Guy
Numann ("Investor") or his permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, sixty-seven thousand five hundred (67,500), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.00 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 16. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term and Vesting. This Warrant is exercisable, to the extent vested, at any time prior to expiration. This Warrant shall vest as follows: (i) on the first anniversary of the date hereof, Holder may exercise his right to purchase 22,500 of the Warrant Shares, (ii) on the second anniversary of the date hereof, Holder may exercise his right to purchase 22,500 of the Warrant Shares, and
(iii) on the third anniversary of the date hereof, Holder may exercise his right to purchase 22,500 of the Warrant Shares. This Warrant shall expire in full to the extent not vested or exercised by 5:00 p.m., Orlando, Florida time, on the first to occur of (i) the fifth anniversary of the date hereof, or (ii) thirty
(30) days after the date on which that certain Consulting Agreement, dated February 22, 1999 between the Company and Investor is terminated for any reason.

         3. Exercise of Warrant. This Warrant may be exercised, to the extent vested, in whole or in increments of 2,500 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, unless such date is not a day on which banks are open for business in Orlando, Florida which case this Warrant shall be deemed to have been exercised on the first succeeding day on which banks are open for business in Orlando, Florida (such date, the "Exercise Date"). The person entitled to receive the shares of Common Stock issuable upon such exercise shall be deemed to be the holder of record thereof from and after the Exercise Date, notwithstanding that certificates representing such Warrant Shares shall not then have been physically delivered.

         4. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall from time to time be required for issuance and delivery upon exercise of the Warrant in full.

         5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Any fractional share to which Holder would otherwise be entitled shall be rounded to the nearest whole share.

         6. Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as named in the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company in accordance with the provisions hereof, the Company may treat the Holder named in the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         7. Warrant Agent. The Company may, by written notice to all Holders, appoint an agent ("Warrant Agent") for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, or replacing this Warrant. Thereafter, any such registration, issuance, exchange, or replacement shall be made at the office of the Warrant Agent.

         8.       Transfer, Exchange or Replacement.

                  (a) Transferability and Non-Negotiability of Warrant. Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by Holder and the transferee or assignee thereof, including delivery of investment intent representation letters and a legal opinion acceptable to the Company and its counsel to the effect that such transfer or assignment is exempt from the registration requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "Securities Act"), and any applicable state securities laws.

Subject to the preceding sentence and the Company's prior written approval of any proposed transferee (such approval, if any, being subject to the Company's sole and absolute discretion), this Warrant may be transferred by endorsement (by Holder executing the Assignment Form annexed hereto with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program) and delivery thereof to the Company or the Warrant Agent, as applicable, together with payment of any applicable transfer taxes.

                  (b) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and subject to Section 8(a), the Company at its expense shall issue to Holder a new warrant or warrants of like tenor, in the name of Holder or as Holder (on payment by Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  (c) Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, on delivery of a third-party indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, an new warrant of like tenor and amount.

         9.       Compliance with Securities Laws.

                  (a) Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder's own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

                  (b) Certificates for all Warrant Shares shall bear a legend in substantially the following form:

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED.

         10. Rights of the Holder. Subject to Sections 16 and 17, and until the Warrant shall have been exercised as provided herein, Holder shall not be entitled to vote, receive dividends or other distributions on, or be deemed the holder for any purpose of, any Warrant Shares or any other securities of the

Company that may from time to time be issuable upon the exercise hereof, nor shall Holder, in such capacity, enjoy any of the rights of a stockholder of the Company or any right to vote on, or consent (or withhold consent) to, the election of directors of the Company or any other matter submitted to the stockholders of the Company, or to receive notice of meetings thereof.

         11.      Piggy-Back Registration Rights.

         (a) If during the Registration Period (as defined herein) the Company proposes or is required to file with the SEC a registration statement (the "Piggy-Back Registration Statement") under the Securities Act in connection with an Underwritten Offering of Common Stock (other than a registration statement that does not permit the inclusion therein of the Warrant Shares), the Company will each such time give prompt written notice of its intention to do so to each Holder. Upon the written request of any Holder given within 10 days after the delivery or mailing of such notice from the Company, the Company will use commercially reasonable efforts to include in such Piggy-Back Registration Statement that number of the Warrant Shares specified by Holder in such written request (subject to the limitations set forth in this Section 11(a) and in
Section 11(b) below) (the "Requested Shares") so as to permit the public sale of such Requested Shares, provided that if the managing underwriter or underwriters advise the Company that marketing factors require a limit on the number of shares to be underwritten, the Company may (subject to the limitations set forth below) exclude all Requested Shares from, or limit the number of Requested Shares to be included in, the Piggy-Back Registration Statement and underwriting. In such event, the Company shall so advise each requesting Holder, and the number of Requested Shares and other shares ("Other Shares") requested to be included in such Piggy-Back Registration Statement and underwriting by other persons or entities that are then stockholders of the Company ("Other Holders"), after providing for all shares that the Company proposes to offer and sell for its own account, shall be allocated among the Requesting Holders and Other Holders pro rata on the basis of (i) the number of Requested Shares then held by the requesting Holders and (ii) the aggregate number of Other Shares then held by Other Holders.

         (b) The right of any Holder to registration  shall be conditioned  upon
(i) such Holder's execution of the underwriting agreement agreed to among the Company and the managing underwriters selected by the Company for such underwritten offering, (ii) such Holder's completion and execution of all customary questionnaires and other documents which must be executed in connection with such underwriting agreement, and (iii) such Holder supplying the Company and the underwriter such additional information as may be necessary to register such Holder's Registrable Securities.

         (c) The registration rights granted pursuant to this Section 11, shall commence as of the date of the first exercise of this Warrant (the "Initial Exercise Date") and continue until the first to occur of (i) the date on which all of the Warrant Shares have been sold by the Holders, (ii) the date on which all of the Warrant Shares may be immediately sold to the public without registration conditions or limitations, whether pursuant to Rule 144 or otherwise, (iii) the date which is the one-year anniversary of the date on which this Warrant is fully exercised, and (iv) the date which is the one-year anniversary of the date on which this Warrant expires. The period of time commencing on the Initial Exercise Date and ending on the earliest of the foregoing dates shall be referred to as the "Registration Period".

         12.      Blackout Period and Holdback Events.

                  (a) During any period of up to 90 days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act the Piggy-Back Registration Statement, or, if applicable, the Holders will discontinue the offer and sale of Warrant Shares pursuant to the Piggy-Back Registration Statement.

                  (b) The Holders shall not, if requested by the managing underwriter or underwriters of an Underwritten Offering, effect any public or private sale of any Common Stock, including a sale pursuant to Rule 144, during the period ("Holdback Period") beginning 14 days prior to, and ending 90 days after, the effective date of the registration statement relating to a public offering of Common Stock, or other securities convertible into, or exercisable or exchangeable for, Common Stock that is underwritten on a firm commitment basis.

                  (c) The aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 180 days during the Registration Period, provided that the aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 90 days in any 12 month period during the Registration Period.

                  (d) The Company shall promptly notify the Holders in writing of any decision not to file the Piggy-Back Registration Statement or not to cause the Piggy-Back Registration Statement to be declared effective or to discontinue sales of Warrant Shares pursuant to this Section 12, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume.

         For purposes of this Warrant "Blackout Event" shall mean a determination by the Company's Board of Directors made in good faith, after consulting with outside securities counsel, that the registration of Warrant Shares under the Securities Act or the continuation of the disposition of Warrant Shares pursuant to the Piggy-Back Registration Statement at such time
(i) would have a material adverse effect upon a proposed material sale of all (or substantially all) of the assets of the Company or a material merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) would require the Company to make a public disclosure of information, which disclosure would have a material adverse effect on the Company.

         13. Registration Procedures. In connection with the filing of the Piggy-Back Registration Statement, the Company shall effect such registrations to permit the sale of the Warrant Shares covered thereby in accordance with the intended method or methods of disposition thereof, and in connection with the Piggy-Back Registration Statement the Company shall:

                  (a) Notify the selling Holders of Warrant Shares promptly (but in any event within five business days), and confirm such notice in writing: (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Piggy-Back Registration Statement or any post-effective amendment, when the same has become effective under the

Securities Act, and (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Piggy-Back Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose.

                  (b) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Piggy-Back Registration Statement or of any order preventing or suspending the use of the Prospectus or suspending the qualification (or exemption from qualification) of any of the Warrant Shares for sale in any jurisdiction and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable time.

                  (c) Furnish to each selling Holder of Warrant Shares at the sole expense of the Company one conformed copy of the Piggy-Back Registration Statement and each post-effective amendment thereto and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (d) Deliver to each selling Holder of Warrant Shares at the sole expense of the Company as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Holder may reasonably request; and, subject to the last paragraph of this Section 13, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Warrant Shares in connection with the offering and sale of the Warrant Shares covered by such Prospectus and any amendment or supplement thereto.

                  (e) Prior to any public offering of Warrant Shares, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Warrant Shares in connection with the registration or qualification (or exemption from such registration or qualification) of such Warrant Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any selling Holder reasonably requests; keep each such registration or qualification (or exemption therefrom) effective during the period the Piggy-Back Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Warrant Shares covered by the Piggy-Back Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 13(e), (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general  consent  to  service of process in any such  jurisdiction,
(iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its Charter or By-laws, which in each case the Company's Board of Directors determines to be contrary to the best interests of the Company and its stockholders.

                  (f) Cooperate with the selling Holders of Warrant Shares to facilitate the timely preparation and delivery of certificates representing Warrant Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form in compliance with any applicable rules of a stock exchange on which the Common Stock is then listed; and enable such Warrant Shares to be in such denominations and registered in such names as Holders may reasonably request.

                  (g) Upon the occurrence of any event or any information becoming known to the Company that makes any statement made in the Piggy-Back Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, as promptly as practicable prepare and file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Piggy-Back Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Shares being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Piggy-Back Registration Statement, which statements shall cover said 12-month periods.

                  (i) Cooperate with each seller of Warrant Shares covered by the Piggy-Back Registration Statement in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                  (j) Use its reasonable best efforts to cause all Warrant Shares relating to the Piggy-Back Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

         The Company may require each seller of Warrant Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Warrant Shares as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Warrant Shares of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which the Piggy-Back Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

         Each Holder of Warrant Shares understands that the Securities Act may require delivery of the Prospectus in connection with any sale thereof pursuant to the Piggy-Back Registration Statement, and each such Holder shall comply with the applicable Prospectus delivery requirements of the Securities Act in connection with any such sale.

         Each Holder of Warrant Shares agrees by acquisition of such Warrant Shares that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 13(a)(ii) hereof or any information becoming known that makes any statement made in the Piggy-Back Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, such Holder will forthwith discontinue disposition of such Warrant Shares covered by the Piggy-Back Registration Statement or the Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 13(d) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, the Registration Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Warrant Shares covered by the Piggy-Back Registration Statement, as the case may be, shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 13(d) hereof or (ii) the Advice.

         14. Expenses. With respect to such registration, the Company shall bear all fees, costs and expenses, including without limitation all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdiction in which the Warrant Shares are to be registered or qualified, but excluding any underwriting discounts and commissions and transfer taxes and any other related selling expenses incurred by the selling Holders. The selling Holders will be responsible for fees and disbursements of such parties' counsel and accountants.

         15. Rule 144. During the Registration Period, the Company shall use its reasonable best efforts to timely prepare and file all documents required to be filed with the SEC as shall be necessary to enable the Holders to sell unregistered Warrant Shares in accordance with Rule 144 under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         16. Anti-Dilution Provisions. So long as this Warrant, or any portion thereof, shall remain outstanding and unexpired, the Exercise Price in effect from time to time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

                  (a) If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares (any of the foregoing, a "Dilutive Event"), the Exercise Price in effect at the time of the record date for such Dilutive Event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Dilutive Event, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event (such fraction, the "Adjustment Factor"). Such adjustment shall be made successively whenever any Dilutive Event shall occur.

                  (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 16(a), the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by dividing the number of shares issuable upon exercise of this Warrant by the Adjustment Factor.

                  (c) If at any time, as a result of an adjustment made pursuant to this Section 16(d) or 16(e), the Holder of this Warrant shall thereafter become entitled to receive any shares of the Company, other than Common Stock or shares of any issuer other than the Company, thereafter the Exercise Price and the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 16(a) or 16(b).

                  (d) If the Company by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 16.

                  (e) If at any time there shall be (i) a reorganization (other than a subdivision, combination, reclassification, or other change of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 16. The foregoing provisions of this Section 16(e) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporate that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (f) Whenever the Exercise Price shall be adjusted as required by the provisions of Section 16, the Company shall promptly file in the custody of its Secretary or an Assistant Secretary at its principal office or Other Office and with the Warrant Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock or other securities, if any, issuable upon exercise of this Warrant and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such certificate shall be made available at all reasonable times for inspection by Holder and the Company shall forthwith after each such adjustment mail a copy of such certificate to Holder at its address last appearing in the Warrant Register.

         17. Notices to Warrant Holders. If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, (i) the Company shall pay any dividend or make any distribution upon the Common Stock (other than regular quarterly cash dividends or dividends paid in the form of Common Stock),
(ii) the Company shall offer to the holders of Common Stock generally for subscription or purchase by them any share of the Company of any class or any other rights issued by the Company, or (iii) the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to Holder at its address specified in the Warrant Register, at least 10 days prior to the date specified in (x) or (y) below, as applicable, a notice containing a brief description of the proposed event described in (i),
(ii) or (iii) above and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the date, if any, is be fixed, as of which the holders of the Common Stock or other securities shall receive cash or other property deliverable upon such event. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which the notice was required to be given.

         18. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to such state's conflict of law provisions.

         19. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         20. Authorization. The Company and Investor each represent and warrant to the other, as applicable, that (i) each such party is duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation, (ii) each such party has the requisite corporate power and authority to execute this Warrant and to carry out and perform the terms and provisions of this Warrant, and (iii) this Warrant constitutes the valid and legally binding obligation of such party.

         21. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         22. Notice. Any notice required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed to be delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Orlando, Florida 32792
                           Telecopy: (407) 678-9982
                           Attn:    Chief Financial Officer

                  With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue, Suite 901
                           St. Louis, Missouri 63105
                           Telecopy: (314) 746-4848
                           Attn:    Timothy L. Elliott, Esq.

                  And:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telecopy: (312) 876-7934
                           Attn:    Paul J. Miller, Esq.

                  If to the Holder:
                           Guy Numann
                           2727 Highway A1A #601
                           Indialantic, Florida  32903
                           Telecopy: (407) 777-2765


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: February 22, 1999

                                         LASERSIGHT INCORPORATED


                                        By:     /s/Michael R. Farris
                                                --------------------------------
                                                Michael R. Farris

                                        Attest: /s/Gregory L. Wilson
                                                --------------------------------
                                                Gregory L. Wilson, Secretary

ACCEPTED AND AGREE:

/s/Guy Numann
--------------------------
Guy Numann
Date:    February 22, 1999

                               NOTICE OF EXERCISE




TO:      LaserSight Incorporated                        Dated: __________, 199__

         (1) The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Common Stock and hereby makes payment of _________ in payment of the actual exercise price thereof.

         (2) By exercising this Warrant, the undersigned acknowledges that such shares have not been registered under the Securities Act of 1933, and represents and warrants to the Company that such shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned will not offer, sell, pledge or otherwise transfer such shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:
       -------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Name:
       -------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

Signature:
       -------------------------------------------------------------------------

(All signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name:
       -------------------------------------------------------------------------
          (Please typewrite or print name of Assignee in block letters)

Address:
       -------------------------------------------------------------------------

Number of Shares:
       -------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ______________________________, attorney to make such transfer on the books of LaserSight Incorporated, maintained for the purpose, with full power of substitution in the premises.

Dated:
       -----------------------


Signature of Holder:

       --------------------------------------------

         The undersigned ASSIGNEE acknowledges that neither the within Warrant nor, if the Piggy-Back Registration Statement contemplated by Section 11 of this Warrant has not been declared effective, any of the Warrant Shares (as defined in the Warrant) have been registered under the Securities Act of 1933, and the undersigned ASSIGNEE represents and warrants to the Company that the Warrant and the Warrant Shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned ASSIGNEE will not offer, sell, pledge or otherwise transfer the Warrant or the Warrant Shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws or (ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

Dated:
       -----------------------


Signature of Assignee:

       --------------------------------------------
(All signatures must be guaranteed by an eligible institution that is a member of a recognized medallion signature guaranty program.)